United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-10625

(Investment Company Act File Number)

Federated Core Trust II, L.P.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Emerging Markets Fixed Income Core Fund

A Portfolio of Federated Core Trust II, L.P.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Emerging Markets Fixed Income Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -2.86%. The total return for the Barclays Emerging Markets USD Aggregate Index (BEMAI),1 the Fund's broad-based securities market index, was 0.14% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses that were not reflected in the total return of the BEMAI.
MARKET OVERVIEW
Emerging market (EM)2 debt over the reporting period has been affected by tremendous domestic and external headwinds. Such challenges have been faced by Governments and central banks which enacted unambiguously supportive economic measures and have succeeded in containing the situation. EM debt held up better than expected considering the extent of these shocks.
During the reporting period, there were four main market factors that affected EM debt: (1) the Russian invasion of Crimea and the alleged support of Ukrainian rebels triggered a stern response by U.S. and EU which imposed different layers of economic sanctions; (2) a substantial increase in OPEC crude oil output in addition to the shale oil glut caused a 65% drop in oil prices. It is estimated that about 40% of the EM countries included in the BEMAI are either net oil exporters or are negatively affected by a decline in oil prices: among these were Brazil and Russia. The former was plagued by corruption scandals and a deep political crisis, and the latter was constrained by economic sanctions; (3) China's manufacturing activity continued to deteriorate as a consequence of a deliberate shift from export-driven manufacturing to domestic consumption but also as a result of overcapacity and deleveraging; and (4) the resulting broad-based terms of trade shock had widespread effects on EM countries in terms of reduced export and fiscal revenues, growth impacts and political instability.
Compared to other time periods that contained external shocks, EM countries were relatively better positioned to face these market factors. International reserves ex-China expanded $3 trillion since 2008, and most exchange rates are floating freely or in a controlled manner. Central banks have used the currency valve thereby allowing for stabilization of the balance of payments, and in some cases, for a complete reversal of the current account balance.
Monetary policy tools have also been used by many countries to help offset the negative trade effects. China, for example, cut rates and reserve requirements several times in 2015.3 South Korea also cut rates. Russia, on the other hand, hiked rates, let the currency collapse and then started to cut. Its economy entered a severe import substitution phase, and then stabilized.
Fund Performance
The main factors that affected the absolute and relative performance of the Fund included issuer and security selection, currency overlay positioning, the effective duration4 of the portfolio (the portfolio's price sensitivity to interest rates); and the credit quality of portfolio securities. Issuer and security selection were the main negative contributors to alpha as a result of some notable idiosyncratic issuer downgrades from investment-grade to high-yield and also due to a sharp and unexpected rise of some local rates. The Fund's currency overlay (short euro/U.S. dollar) was the main positive contributor to alpha as Fund management aimed to isolate the portfolio from the effects of weak European growth on its securities. Duration subtracted marginally from Fund performance as the Fund adopted a slightly conservative stance on U.S. Treasury sensitivity in the run-up to the first Federal Reserve target interest rate hike in a decade. U.S. Treasury yield were ultimately little changed over the reporting period. Quality negatively affected Fund performance as the Fund was overweight some quasi-sovereign credits that were downgraded from investment-grade to high-yield primarily due to the collapse in oil prices.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BEMAI.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Emerging Markets Fixed Income Core Fund from November 30, 2005 to November 30, 2015, compared to Barclays Emerging Markets USD Aggregate Index (BEMAI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
Average Annual Total Return for the Period Ended 11/30/2015
	1 Year	5 Years	10 Years
Fund	-2.86%	4.65%	6.64%
BEMAI	0.14%	5.31%	7.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BEMAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BEMAI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	9.1%
China	8.5%
Mexico	7.5%
Argentina	5.7%
Russia	4.2%
Turkey	3.7%
Indonesia	3.6%
Peru	3.3%
United Arab Emirates	3.3%
Chile	2.4%
India	2.3%
South Korea	2.3%
Venezuela	2.3%
Colombia	2.1%
Croatia	2.0%
Kazakhstan	2.0%
Philippines	1.9%
Ukraine	1.5%
Ivory Coast	1.4%
Hungary	1.3%
Angola	1.2%
Ghana	1.1%
Morocco	1.1%
Israel	1.0%
Sri Lanka	1.0%
Other[2]	13.5%
U.S. Treasury Security	0.5%
Derivatives[3]	0.2%
Other Security Type[4]	0.1%
Cash Equivalents[5]	6.7%
Other Assets and Liabilities—Net[6]	3.2%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Other Security Type consists of a purchased put option.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statements of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Principal Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—53.6%
		Aerospace & Defense—0.4%
$3,283,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	$3,324,038
		Automotive—0.9%
3,750,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.55%, 2/6/2019	3,735,776
2,690,000	[1,2]	Metalsa SA De CV, Series 144A, 4.90%, 4/24/2023	2,353,750
150,000		Metalsa SA De CV, Series REGS, 4.90%, 4/24/2023	132,375
2,000,000	[1,2]	Tenedora Nemak SA de CV, Series 144A, 5.50%, 2/28/2023	2,050,000
		TOTAL	8,271,901
		Banking—8.7%
450,000		BBVA Banco Continental, Series REGS, 5.00%, 8/26/2022	469,125
2,227,000		BBVA Paraguay SA, Series REGS, 9.75%, 2/11/2016	2,240,803
500,000		Banco ABC Brasil SA, Series REGS, 7.875%, 4/8/2020	472,500
1,200,000		Banco Bradesco SA, Sub., Series REGS, 5.75%, 3/1/2022	1,173,600
600,000		Banco Btg Pactual/Cayman, Series REGS, 4.00%, 1/16/2020	442,500
920,000		Banco de Credito del Peru, Series REGS, 6.125%, 4/24/2027	969,220
3,345,000		Banco Do Brasil SA, 3.875%, 10/10/2022	2,868,337
1,800,000		Banco Do Brasil SA, Series REGS, 5.875%, 1/26/2022	1,642,500
400,000		Banco do Estado do Rio Grande do Sul SA, Sub., Series REGS, 7.375%, 2/2/2022	334,000
2,000,000	[1,2]	Banco Internacional del Peru, Jr. Sub. Note, Series 144A, 8.50%, 4/23/2070	2,221,000
900,000	[1,2]	Banco Reservas Rep Domin, Series 144A, 7.00%, 2/1/2023	898,276
250,000		Banco Reservas Rep Domin, Series REGS, 7.00%, 2/1/2023	249,521
2,630,000	[1,2]	Bank of China Ltd., Series 144A, 5.00%, 11/13/2024	2,749,050
4,600,000		Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	4,808,224
3,450,000		Caixa Economica Federal, Series REGS, 3.50%, 11/7/2022	2,846,250
2,030,000	[1,2]	Corpbanca, Series 144A, 3.875%, 9/22/2019	2,057,070
7,800,000		Export-Import Bank Korea, Sr. Unsecd. Note, 2.625%, 12/30/2020	7,839,133
4,000,000	[1,2]	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	4,022,000
200,000		ICICI Bank Ltd., Series REGS, 5.75%, 11/16/2020	223,981
2,000,000	[1,2]	ICICI Bank Ltd., Sr. Unsecd. Note, Series 144A, 5.75%, 11/16/2020	2,239,808
4,600,000		Industrial and Commercial Bank of China, Ltd., Jr. Sub. Note, Series REGS, 6.00%, 12/29/2049	4,876,699
3,050,000	[1,2]	Industrial and Commercial Bank of China, Ltd., Series 144A, 6.00%, 12/31/2049	3,233,464
2,800,000	[1,2]	Industrial Bank of Korea, Sr. Unsecd. Note, Series 144A, 2.00%, 4/23/2020	2,762,348
1,700,000		Itau Unibanco Holding SA, Sub., Series REGS, 5.50%, 8/6/2022	1,612,365
5,200,000		Korea Development Bank, Sr. Unsecd. Note, 3.00%, 9/14/2022	5,230,690
2,355,000	[1,2]	RSHB Capital S.A., Series 144A, 5.10%, 7/25/2018	2,360,252
3,000,000	[1,2]	Turkiye Halk Bankasi AS, Sr. Unsecd. Note, Series 144A, 4.75%, 2/11/2021	2,908,380
2,500,000	[1,2]	Turkiye Is Bankasi (Isbank), Series 144A, 5.00%, 6/25/2021	2,469,760
2,000,000		Turkiye Is Bankasi (Isbank), Sub. Note, Series REGS, 6.00%, 10/24/2022	1,973,208
1,560,000		Vnesheconombank (VEB), Series REGS, 5.942%, 11/21/2023	1,525,293
1,515,000		Vnesheconombank (VEB), Series REGS, 6.025%, 7/5/2022	1,495,684
2,600,000	[1,2]	Vnesheconombank (VEB), Sr. Unsecd. Note, Series 144A, 5.375%, 2/13/2017	2,641,649
5,200,000		Vnesheconombank (VEB), Sr. Unsecd. Note, Series REGS, 6.902%, 7/9/2020	5,401,500
		TOTAL	79,258,190
		Beverage & Tobacco—0.1%
400,000	[1,2]	Ajecorp BV, Series 144A, 6.50%, 5/14/2022	204,000
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Beverage & Tobacco—continued
$2,000,000		Ajecorp BV, Series REGS, 6.50%, 5/14/2022	$1,020,000
		TOTAL	1,224,000
		Broadcast Radio & TV—0.3%
2,378,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	2,894,725
		Building & Development—0.1%
700,000		Odebrecht Finance Ltd., Sr. Unsecd. Note, Series REGS, 7.50%, 9/29/2049	458,500
350,000	[1,2]	Odebrecht SA, Company Guarantee, Series 144A, 7.50%, 9/29/2049	229,250
		TOTAL	687,750
		Building Materials—0.7%
6,000,000	[1,2]	Cemex S.A.B de C.V., Bond, Series 144A, 6.50%, 12/10/2019	6,045,000
200,000	[1,2]	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	162,100
		TOTAL	6,207,100
		Chemicals & Plastics—2.8%
4,150,000		Alfa SA, Sr. Unsecd. Note, Series REGS, 6.875%, 3/25/2044	4,046,250
4,400,000		Braskem Finance Ltd., Series REGS, 5.75%, 4/15/2021	4,169,000
4,000,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 4.50%, 10/22/2025	3,755,000
4,875,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 5.625%, 4/25/2024	4,966,406
1,700,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 4/25/2044	1,707,370
6,350,000		Sociedad Quimica Y Minera de Chile SA, Sr. Unsecd. Note, Series REGS, 5.50%, 4/21/2020	6,496,107
		TOTAL	25,140,133
		Communications - Telecom Wireless—0.4%
3,800,000		America Movil S.A.B. de C.V., Company Guarantee, 5.00%, 3/30/2020	4,164,276
		Conglomerates—0.3%
3,000,000		Hutch Whampoa Int. 12 Ltd., Series REGS, 6.00%, 5/29/2049	3,145,743
		Consumer Cyclical - Services—0.6%
2,915,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series WI, 3.125%, 11/28/2021	2,853,030
2,500,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series WI, 3.60%, 11/28/2024	2,414,565
		TOTAL	5,267,595
		Consumer Finance—0.3%
1,800,000		Braskem America Finance Co., Series REGS, 7.125%, 7/22/2041	1,469,250
500,000		Cosan Overseas Ltd., 8.25%, 11/29/2049	447,500
500,000		Credito Real, S.A.B. de C.V., SOFOM, E.R., Series REGS, 7.50%, 3/13/2019	512,500
		TOTAL	2,429,250
		Consumer Products—0.8%
4,200,000		Fomento Economico Mexicano, SA de C.V., 2.875%, 5/10/2023	3,943,926
3,250,000		Fomento Economico Mexicano, SA de C.V., 4.375%, 5/10/2043	2,977,890
		TOTAL	6,921,816
		Energy - Integrated—0.2%
2,000,000		Petrobras Global Finance BV, Floating Rate Note—Sr. Note, 2.461%, 1/15/2019	1,590,000
		Energy - Refining—0.1%
600,000		Petron Corp., 7.50%, 8/6/2018	624,000
		Farming & Agriculture—0.6%
4,840,000	[1,2]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	4,117,582
1,300,000		Marfrig Overseas Ltd., Series REGS, 9.50%, 5/4/2020	1,326,000
		TOTAL	5,443,582
		Finance—1.3%
2,525,000	[1,2]	Africa Finance Corp., Sr. Unsecd. Note, Series 144A, 4.375%, 4/29/2020	2,553,406
1,000,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 2/8/2022	1,028,750
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Finance—continued
$1,700,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 7/15/2025	$1,705,321
800,000		Corp Financiera de Desarrollo SA, Sr. Unsecd. Note, Series REGS, 3.25%, 7/15/2019	801,200
5,950,000		MAF Global Securities, 7.125%, 10/29/2049	6,136,205
		TOTAL	12,224,882
		Financial Intermediaries—1.0%
4,400,000		ADIB Capital Invest 1 Ltd., 6.375%, 10/29/2049	4,422,000
2,700,000	[1,2]	Banco Santander, S.A., Series 144A, 4.125%, 11/9/2022	2,720,250
1,700,000	[1,2]	Investcorp SA, Series 144A, 8.25%, 11/1/2017	1,767,969
		TOTAL	8,910,219
		Food Products—0.2%
1,000,000		Cosan Luxembourg SA, Series REGS, 5.00%, 3/14/2023	889,200
800,000		JBS Investments GmbH, Series REGS, 7.75%, 10/28/2020	828,000
		TOTAL	1,717,200
		Forest Products—0.2%
1,800,000		Celulosa Arauco y Constitucion SA, Sr. Unsecd. Note, 7.25%, 7/29/2019	2,039,326
		Government Agency—0.3%
2,600,000		Korea National Oil Corp., Sr. Unsecd. Note, Series REGS, 3.25%, 7/10/2024	2,618,413
		Metals & Mining—3.6%
5,200,000		Abja Investment Co., 5.95%, 7/31/2024	4,563,505
4,000,000		China Hongqiao Group, 7.625%, 6/26/2017	3,983,000
2,600,000	[1,2]	Codelco, Inc., Series 144A, 3.00%, 7/17/2022	2,394,480
1,933,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 9/16/2025	1,860,304
5,000,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/4/2044	4,205,890
1,800,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	1,341,000
4,000,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 7.25%, 10/20/2017	4,143,800
1,720,000	[1,2]	Petra Diamonds US Treasury PLC, Series 144A, 8.25%, 5/31/2020	1,513,600
2,600,000		Southern Copper Corp., Sr. Unsecd. Note, 3.875%, 4/23/2025	2,365,862
4,500,000		Vale Overseas Ltd., 4.375%, 1/11/2022	3,760,686
220,000		Vale Overseas Ltd., Sr. Unsecd. Note, 4.625%, 9/15/2020	202,400
2,000,000		Vale Overseas Ltd., Sr. Unsecd. Note, 6.25%, 1/23/2017	2,037,426
		TOTAL	32,371,953
		Oil & Gas—14.2%
1,366,171	[1]	Afren PLC, Series 144A, 6.625%, 12/9/2020	34,154
1,200,278	[3,4]	Afren PLC, Series REGS, 10.25%, 4/8/2019	30,007
2,244,423	[3,4]	Afren PLC, Series REGS, 11.50%, 2/1/2016	56,111
13,500,000		CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	13,901,423
900,000	[1,2]	Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	947,476
13,500,000		Gaz Capital SA, Sr. Unsecd. Note, Series REGS, 4.95%, 2/6/2028	11,973,474
2,500,000		Gazprom Via Gaz Capital SA, Series REGS, 7.288%, 8/16/2037	2,568,800
3,000,000		KazMunaiGaz Finance Sub B.V., Series REGS, 6.375%, 4/9/2021	3,084,750
3,800,000		Kazmunaygas National Co., Series REGS, 4.40%, 4/30/2023	3,552,772
3,163,000		ONGC Videsh Ltd., 3.75%, 5/7/2023	3,116,371
820,000		Odebrecht Drill VIII/IX, Series REGS, 6.35%, 6/30/2021	405,900
181,220		Odebrecht Offshore Drilling Finance Ltd., Series REGS, 6.75%, 10/1/2022	58,897
250,000		Odebrecht Oil & Finance, Sr. Unsecd. Note, Series REGS, 7.00%, 12/29/2049	72,500
2,400,000		Pacific Rubiales Energy Corp., Sr. Unsecd. Note, Series REGS, 5.625%, 1/19/2025	732,000
11,100,000		Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 5/20/2043	9,101,245
810,000		Petrobras Global Finance BV, 3.113%, 3/17/2020	621,675
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$2,000,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 3.25%, 3/17/2017	$1,875,000
5,550,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	3,885,000
6,600,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 5.625%, 5/20/2043	4,239,774
1,000,000		Petrobras International Finance Co., 5.875%, 3/1/2018	915,000
600,000		Petrobras International Finance Co., Company Guarantee, 7.875%, 3/15/2019	558,600
4,535,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.75%, 1/20/2020	3,791,033
7,200,000	[1,2]	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 4.50%, 1/23/2026	6,806,160
15,500,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series REGS, 5.625%, 1/23/2046	13,078,125
5,000,000	[1,2]	Petroleos Mexicanos, Unsecd. Note, Series 144A, 4.25%, 1/15/2025	4,710,000
1,000,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 9.75%, 8/14/2019	1,088,750
1,000,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 4.50%, 3/18/2045	973,950
4,625,000	[1,2]	Puma International Financing SA, Series 144A, 6.75%, 2/1/2021	4,657,976
2,250,000		Puma International Financing SA, Series REGS, 6.75%, 2/1/2021	2,266,043
452,100		QGOG Atlantic & Alaskan Rigs Ltd., Series REGS, 5.25%, 7/30/2018	344,726
400,000		Qgog Constellation SA, Series REGS, 6.25%, 11/9/2019	221,000
4,300,000	[1,2]	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 2/10/2045	3,983,954
2,500,000		Reliance Industries Ltd., Sr. Unsecd. Note, Series REGS, 4.875%, 2/10/2045	2,316,253
8,700,000	[1,2]	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series 144A, 3.25%, 4/28/2025	8,343,091
1,600,000	[1,2]	Thai Oil PCL, Series 144A, 4.875%, 1/23/2043	1,522,790
10,300,000		Tupras Turkiye Petrol Rafinerileri AS, Series REGS, 4.125%, 5/2/2018	10,299,361
2,000,000	[1,2]	YPF Sociedad Anonima, Series 144A, 8.75%, 4/4/2024	1,980,600
920,000		YPF Sociedad Anonima, Series REGS, 8.75%, 4/4/2024	911,076
		TOTAL	129,025,817
		Railroad—0.5%
500,000		Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	447,500
4,700,000	[1,2]	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 7/5/2034	4,611,875
		TOTAL	5,059,375
		Real Estate—3.7%
4,300,000		China Oversea Fin Ky III, 6.375%, 10/29/2043	4,582,368
9,300,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.95%, 11/15/2022	9,297,880
4,000,000		Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	4,258,812
1,550,000		Dubai Holding Comm Op, Series EMTN, 6.00%, 2/1/2017	2,361,300
200,000		Franshion Brilliant Ltd., 5.375%, 10/17/2018	210,893
4,800,000		Franshion Brilliant Ltd., 5.75%, 3/19/2019	5,129,962
2,900,000	[1,2]	PLA Administradora Industrial, S. de R.L. de C.V., Sr. Unsecd. Note, Series 144A, 5.25%, 11/10/2022	2,881,875
4,900,000		Wanda Properties Oversea, Sr. Unsecd. Note, 4.875%, 11/21/2018	5,074,964
		TOTAL	33,798,054
		Retailers—0.1%
400,000		Grupo Elektra S.A. de C.V., Sr. Unsecd. Note, Series REGS, 7.25%, 8/6/2018	381,000
800,000		S.A.C.I. Falabella, Series REGS, 3.75%, 4/30/2023	789,102
		TOTAL	1,170,102
		Software & Services—0.3%
2,500,000	[1,2]	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.80%, 2/11/2025	2,475,553
		Sovereign—0.5%
2,812,500		Angola, Government of, Sr. Unsecd. Note, Series REGS, 7.00%, 8/16/2019	2,777,569
2,000,000	[1,2]	Georgia, Government of, Series 144A, 7.75%, 7/5/2017	2,089,056
		TOTAL	4,866,625
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		State/Provincial—2.7%
$7,615,000	[1,2]	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	$8,090,937
15,200,000		Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	16,302,000
		TOTAL	24,392,937
		Telecommunications & Cellular—1.8%
2,150,000	[1,2]	Bharti Airtel International Netherlands BV, Series 144A, 5.35%, 5/20/2024	2,278,495
2,230,000		Bharti Airtel International Netherlands BV, Series REGS, 5.125%, 3/11/2023	2,338,336
951,000	[1,2]	Colombia Telecomunicaciones SA ESP, Sub. Note, Series 144A, 8.50%, 12/29/2049	844,963
3,050,000	[1,2]	Digicel Ltd., Series 144A, 6.00%, 4/15/2021	2,737,375
1,956,000		Oi S.A., Series REGS, 5.75%, 2/10/2022	1,050,372
2,900,000	[1,2]	Turkcell Iletisim Hizmetleri A.S., Unsecd. Note, Series 144A, 5.75%, 10/15/2025	2,849,598
4,000,000		Vimpelcom, Sr. Unsecd. Note, Series REGS, 5.20%, 2/13/2019	3,979,940
		TOTAL	16,079,079
		Transportation—1.1%
7,300,000	[1,2]	DP World Ltd., Series 144A, 6.85%, 7/2/2037	7,446,000
200,000		DP World Ltd., Series REGS, 6.85%, 7/2/2037	204,000
2,700,000	[1,2]	Topaz Marine SA, Series 144A, 8.625%, 11/1/2018	2,543,508
		TOTAL	10,193,508
		Utilities—4.8%
3,900,000		Bulgarian Energy Holding EAD, 4.25%, 11/7/2018	4,016,088
2,000,000		Comision Fed De Electric, Series REGS, 4.875%, 1/15/2024	2,022,500
900,000	[1,2]	ContourGlobal Power Holdings SA, Series 144A, 7.125%, 6/1/2019	897,750
6,050,000		Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	6,307,125
1,950,000	[1,2]	Empresa Electrica Angamo, Series 144A, 4.875%, 5/25/2029	1,761,932
2,200,000		Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	2,094,730
4,600,000	[1,2]	Hrvatska Elektroprivreda, Sr. Unsecd. Note, Series 144A, 5.875%, 10/23/2022	4,719,209
2,860,000		Inkia Energy Ltd., Series REGS, 8.375%, 4/4/2021	2,888,600
4,200,000		Israel Electric Corp. Ltd., Series REGS, 7.25%, 1/15/2019	4,696,524
4,000,000		Israel Electric Corp. Ltd., Sr. Unsecd. Note, Series REGS, 6.70%, 2/10/2017	4,194,000
1,300,000	[1,2]	Kosmos Energy Ltd., Series 144A, 7.875%, 8/1/2021	1,140,750
200,000		Majapahit Holding BV, Series REGS, 7.875%, 6/29/2037	221,560
6,400,000		Power Sector Assets & Liabilities Management Corp., Company Guarantee, Series REGS, 7.39%, 12/2/2024	8,304,000
		TOTAL	43,264,768
		TOTAL CORPORATE BONDS (IDENTIFIED COST $504,757,368)	486,801,910
		FLOATING RATE LOAN—0.0%
1,564,407	[5]	Carolbrl, 0.326%, 12/31/2017 (IDENTIFIED COST $1,541,464)	157,223
		FOREIGN GOVERNMENTS/AGENCIES—35.7%
		Banking—0.3%
3,035,000		African Export-Import Bank, 5.75%, 7/27/2016	3,102,529
		Government Agency—0.2%
2,300,000	[1,2]	Banque Centrale de Tunisie, Series 144A, 5.75%, 1/30/2025	2,035,960
		Sovereign—35.2%
1,250,000	[1,2]	Angola, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/12/2025	1,251,813
6,393,293		Argentina, Government of, Note, Series $DSC, 8.28%, 12/31/2033	6,984,673
13,137,096		Argentina, Government of, Note, Series NY, 8.28%, 12/31/2033	14,713,548
4,600,000		Argentina, Government of, Unsecd. Note, 0.75%, 2/22/2017	3,983,784
751,000		Armenia, Government of, 6.00%, 9/30/2020	736,919
1,353,000	[1,2]	Armenia, Government of, Sr. Unsecd. Note, Series 144A, 6.00%, 9/30/2020	1,327,631
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$6,200,000	[1,2]	Armenia, Government of, Unsecd. Note, Series 144A, 7.15%, 3/26/2025	$6,107,000
2,600,000		Azerbaijan, Government of, Sr. Unsecd. Note, 4.75%, 3/18/2024	2,471,508
1,000,000		Belarus, Government of, Sr. Unsecd. Note, 8.95%, 1/26/2018	1,042,700
965,000	[1,2]	Bolivia, Government of, Series 144A, 4.875%, 10/29/2022	993,950
4,500,000		Brazil, Government of, Sr. Unsecd. Note, 2.625%, 1/5/2023	3,622,500
1,900,000		Brazil, Government of, Sr. Unsecd. Note, 4.875%, 1/22/2021	1,843,000
23,700,000		Brazil, Government of, Sr. Unsecd. Note, 5.625%, 1/7/2041	18,900,750
2,370,000	[1,2]	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	2,325,562
7,400,000		Colombia, Government of, Sr. Unsecd. Note, 5.00%, 6/15/2045	6,475,000
5,000,000		Colombia, Government of, Sr. Unsecd. Note, 5.625%, 2/26/2044	4,762,500
1,500,000	[1,2]	Costa Rica, Government of, Series 144A, 4.25%, 1/26/2023	1,329,375
5,100,000	[1,2]	Croatia, Government of, Series 144A, 6.00%, 1/26/2024	5,406,000
5,400,000		Croatia, Government of, 6.00%, 1/26/2024	5,724,000
1,500,000		Croatia, Government of, Note, 6.625%, 7/14/2020	1,629,000
550,000		Croatia, Government of, Sr. Unsecd. Note, 6.25%, 4/27/2017	573,348
1,200,000	[1,2]	Dominican Republic, Government of, Series 144A, 5.875%, 4/18/2024	1,209,000
2,600,000	[1,2]	Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.50%, 1/27/2025	2,548,000
1,700,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	1,836,000
8,200,000		Dubai, Government of, 5.25%, 1/30/2043	6,992,140
1,500,000		Ecuador, Government of, 7.95%, 6/20/2024	1,147,500
6,000,000		Egypt, Government of, Note, 6.875%, 4/30/2040	4,906,200
1,200,000	[1,2]	Egypt, Government of, Sr. Unsecd. Note, Series 144A, 5.875%, 6/11/2025	1,029,300
1,987,000		El Salvador, Government of, 7.625%, 2/1/2041	1,763,462
2,000,000	[1,2]	Gabonese Republic, Unsecd. Note, Series 144A, 6.95%, 6/16/2025	1,720,000
8,150,000		Ghana, Government of, 7.875%, 8/7/2023	6,939,725
3,480,000		Ghana, Government of, Unsecd. Note, 8.50%, 10/4/2017	3,504,903
1,500,000		Hellenic Republic, Sr. Unsecd. Note, 3.00%, 2/24/2025	1,178,380
2,400,000		Hellenic Republic, Sr. Unsecd. Note, 3.00%, 2/24/2042	1,550,389
700,000		Honduras, Government of, 8.75%, 12/16/2020	784,875
1,902,000		Hungary, Government of, 4.125%, 2/19/2018	1,986,411
2,970,000		Hungary, Government of, 5.75%, 11/22/2023	3,344,962
750,000		Hungary, Government of, 6.375%, 3/29/2021	858,750
5,200,000		Hungary, Government of, Unsecd. Note, 6.25%, 1/29/2020	5,844,852
14,600,000		Indonesia, Government of, 4.625%, 4/15/2043	12,773,730
6,600,000		Indonesia, Government of, 5.375%, 10/17/2023	6,944,282
3,500,000		Indonesia, Government of, Sr. Unsecd. Note, 5.25%, 1/17/2042	3,239,950
1,500,000	[1,2]	Indonesia, Government of, Unsecd. Note, Series 144A, 4.35%, 9/10/2024	1,441,950
3,900,000		Iraq, Government of, Bond, 5.80%, 1/15/2028	2,817,750
2,800,000	[1,2]	Ivory Coast, Republic of, Series 144A, 5.375%, 7/23/2024	2,524,200
3,000,000		Ivory Coast, Republic of, Sr. Unsecd. Note, 5.375%, 7/23/2024	2,704,500
5,000,000		Ivory Coast, Republic of, Sr. Unsecd. Note, 5.75%, 12/31/2032	4,500,700
2,500,000	[1,2]	Ivory Coast, Republic of, Unsecd. Note, Series 144A, 6.375%, 3/3/2028	2,321,100
400,000		Jamaica, Government of, 7.875%, 7/28/2045	403,500
3,100,000		Jamaica, Government of, Sr. Unsecd. Note, 6.75%, 4/28/2028	3,131,000
1,500,000		Kazakhstan, Government of, 4.875%, 10/14/2044	1,290,000
1,100,000	[1,2]	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/6/2020	1,108,333
1,700,000	[1,2]	Kazakhstan, Government of, Sr. Unsecd. Note, Series 144A, 5.125%, 7/21/2025	1,719,635
1,130,000	[1,2]	Kenya, Government of, Series 144A, 6.875%, 6/24/2024	1,029,713
1,500,000		Lebanon, Government of, Sr. Unsecd. Note, 6.65%, 2/26/2030	1,424,280
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$4,700,000		Nigeria, Government of, Sr. Unsecd. Note, 6.375%, 7/12/2023	$4,400,375
1,800,000	[1,2]	Pakistan, Government of, Series 144A, 7.25%, 4/15/2019	1,845,000
200,000		Pakistan, Government of, Sr. Unsecd. Note, 8.25%, 4/15/2024	207,133
3,700,000	[1,2]	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/3/2019	3,781,515
4,500,000		Panama, Government of, Sr. Unsecd. Note, 3.75%, 3/16/2025	4,443,750
1,300,000	[1,2]	Paraguay, Government of, Series 144A, 4.625%, 1/25/2023	1,277,250
400,000		Paraguay, Government of, 4.625%, 1/25/2023	393,000
4,100,000	[1,2]	Paraguay, Government of, Series 144A, 6.10%, 8/11/2044	4,007,750
13,000,000		Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	13,715,000
6,300,000		Philippines, Government of, 6.375%, 1/15/2032	8,124,530
2,730,970		Republica Oriental del Uruguay, 4.375%, 10/27/2027	2,710,488
1,884,600		Republica Oriental del Uruguay, 4.50%, 8/14/2024	1,936,426
4,000,000		Republica Oriental del Uruguay, Sr. Unsecd. Note, 5.10%, 6/18/2050	3,580,000
4,200,000		Romania, Government of, 4.375%, 8/22/2023	4,414,108
6,400,000	[1,2]	Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.625%, 4/4/2042	6,409,280
655,000		Senegal, Government of, Unsecd. Note, 6.25%, 7/30/2024	605,056
1,315,000	[1,2]	Serbia, Government of, Series 144A, 5.875%, 12/3/2018	1,394,032
200,000		Serbia, Government of, 5.875%, 12/3/2018	212,020
4,000,000	[1,2]	Sri Lanka, Government of, Series 144A, 6.00%, 1/14/2019	3,974,436
4,750,000		Sri Lanka, Government of, Sr. Unsecd. Note, 6.00%, 1/14/2019	4,719,643
6,100,000		Turkey, Government of, 3.25%, 3/23/2023	5,605,900
8,775,000		Turkey, Government of, Sr. Unsecd. Note, 4.25%, 4/14/2026	8,314,312
3,010,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series GDP, 0.00%, 5/31/2040	1,400,252
420,146	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2019	409,726
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2020	1,452,626
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2021	1,437,576
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2022	1,430,051
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2023	1,418,763
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2024	1,415,001
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2025	1,403,413
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2026	1,399,951
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2027	1,391,222
5,240,000		United Mexican States, Note, 6.05%, 1/11/2040	5,881,900
15,300,000	[6]	Venezuela, Government of, 7.00%, 3/31/2038	5,890,500
8,000,000		Venezuela, Government of, 8.25%, 10/13/2024	3,184,000
8,000,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	3,160,000
14,000,000	[6]	Venezuela, Government of, Sr. Unsecd. Note, 9.00%, 5/7/2023	5,810,000
1,400,000	[1,2]	Vietnam, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 1/29/2020	1,543,073
4,800,000	[1,2]	Zambia, Government of, Series 144A, 8.97%, 7/30/2027	4,144,800
		TOTAL	319,567,891
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $331,682,172)	324,706,380
		PURCHASED PUT OPTION—0.1%
30,000,000		JPMorgan Chase & Co., Strike Price $1.065, Expiration Date 3/2/2016 (IDENTIFIED COST $381,408)	691,740
		U.S. TREASURY—0.5%
$4,500,000		United States Treasury Note, 0.25%, 12/31/2015 (IDENTIFIED COST $4,502,685)	4,499,883
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value in U.S. Dollars
		INVESTMENT COMPANY—6.7%
61,193,309	[7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[8] (AT NET ASSET VALUE)	$61,193,309
		TOTAL INVESTMENTS—96.6% (IDENTIFIED COST $904,058,406)[9]	878,050,445
		OTHER ASSETS AND LIABILITIES - NET—3.4%[10]	30,854,451
		TOTAL NET ASSETS—100%	$908,904,896
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized (Depreciation)
[4]United States Treasury Long Bond Short Futures	229	$35,266,000	March 2016	$(351,172)
[4]United States Treasury Notes 10-Year Short Futures	995	$125,805,313	March 2016	$(387,609)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(738,781)
At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/2/2015	Morgan Stanley Capital SE	17,700,000 BRL	$4,607,695	$(32,870)
12/2/2015	Morgan Stanley Capital SE	35,300,000 BRL	$9,167,402	$(43,598)
12/2/2015	Morgan Stanley Capital SE	36,600,000 BRL	$9,612,859	$(153,050)
12/2/2015	Morgan Stanley Capital SE	36,700,000 BRL	$9,237,352	$248,303
12/2/2015	Morgan Stanley Capital SE	54,400,000 BRL	$14,127,668	$(67,188)
12/8/2015	JPMorgan Chase	2,600,000 EUR	$2,975,936	$(228,684)
12/8/2015	JPMorgan Chase	16,250,000 EUR	$18,337,313	$(1,166,987)
12/8/2015	JPMorgan Chase	16,820,000 EUR	$18,311,429	$(538,822)
12/8/2015	JPMorgan Chase	17,050,000 EUR	$18,373,421	$(357,787)
12/8/2015	JPMorgan Chase	30,690,000 EUR	$32,805,769	$(377,627)
12/11/2015	Bank of America, N.A.	136,000,000,000 IDR	$9,261,151	$551,422
12/11/2015	Bank of America, N.A.	620,000,000 INR	$9,300,930	$(13,611)
12/15/2015	JPMorgan Chase	153,550,000 MXN	$9,308,607	$(54,587)
1/7/2016	JPMorgan Chase	39,415,500 MYR	$9,000,000	$221,744
1/11/2016	Barclays Bank PLC	27,069,300 TRY	$9,000,000	$183,692
1/13/2016	Bank of America, N.A.	7,957,490 EUR	33,993,600 PLN	$14,437
1/13/2016	JPMorgan Chase	451,278,000 MXN	$27,000,000	$146,076
1/19/2016	Goldman Sachs	152,705,000 MXN	$9,239,114	$(56,760)
1/19/2016	Goldman Sachs	312,500,000 MXN	$18,773,956	$17,085
1/28/2016	BNP Paribas SA	593,150,000 RUB	$9,242,048	$(445,797)
2/3/2016	JPMorgan Chase	54,800,000 CNY	$8,625,846	$(95,468)
2/3/2016	Citibank N.A.	8,367,969 EUR	35,579,350 PLN	$65,874
2/10/2016	Citibank N.A.	6,525,000,000 CLP	$9,132,644	$(18,133)
2/16/2016	Morgan Stanley Capital SE	449,600,000 TWD	$13,825,338	$(42,609)
4/5/2016	Bank of America, N.A.	241,395,000 CNY	$38,862,594	$(1,410,298)
Contracts Sold:
12/2/2015	Morgan Stanley Capital SE	17,700,000 BRL	$4,596,686	$21,861
12/2/2015	Morgan Stanley Capital SE	35,300,000 BRL	$9,256,588	$132,784
12/2/2015	Morgan Stanley Capital SE	36,600,000 BRL	$9,505,012	$45,203
12/2/2015	Morgan Stanley Capital SE	36,700,000 BRL	$9,530,982	$45,327
12/2/2015	Morgan Stanley Capital SE	54,400,000 BRL	$14,245,313	$184,832
12/8/2015	JPMorgan Chase	6,692,000 EUR	$7,493,170	$422,165
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
12/8/2015	Citibank N.A.	8,360,000 EUR	$9,234,857	$401,385
12/8/2015	JPMorgan Chase	15,970,000 EUR	$18,180,609	$1,306,141
12/8/2015	JPMorgan Chase	16,285,000 EUR	$18,189,042	$981,734
12/8/2015	JPMorgan Chase	16,400,000 EUR	$18,473,944	$1,145,123
12/8/2015	JPMorgan Chase	24,000,000 EUR	$27,024,000	$1,664,750
12/11/2015	Bank of America, N.A.	136,000,000,000 IDR	$9,118,337	$(694,236)
12/11/2015	Bank of America, N.A.	620,000,000 INR	$9,267,564	$(19,756)
1/7/2016	JPMorgan Chase	19,707,750 MYR	$4,685,293	$74,421
1/7/2016	JPMorgan Chase	19,707,750 MYR	$4,771,506	$160,634
1/11/2016	Barclays Bank PLC	27,069,300 TRY	$8,940,475	$(243,217)
1/13/2016	Bank of America, N.A.	8,000,000 EUR	33,993,600 PLN	$(59,412)
1/13/2016	JPMorgan Chase	152,338,000 MXN	$9,112,705	$(51,001)
1/13/2016	JPMorgan Chase	298,940,000 MXN	$18,062,294	$79,926
1/14/2016	JPMorgan Chase	91,285 EUR	$101,901	$5,321
1/14/2016	JPMorgan Chase	1,015,134 EUR	$1,133,471	$59,460
1/14/2016	JPMorgan Chase	1,140,230 EUR	$1,286,304	$79,942
1/19/2016	Goldman Sachs	152,705,000 MXN	$9,197,434	$15,080
1/19/2016	Goldman Sachs	312,500,000 MXN	$18,475,830	$(315,209)
1/28/2016	BNP Paribas SA	593,150,000 RUB	$8,886,608	$90,358
2/3/2016	Citibank N.A.	8,350,000 EUR	35,579,350 PLN	$(46,853)
2/3/2016	JPMorgan Chase	54,800,000 CNY	$8,557,820	$27,442
2/10/2016	Citibank N.A.	6,525,000,000 CLP	$9,239,592	$125,081
2/16/2016	Morgan Stanley Capital SE	904,500,000 TWD	$27,467,355	$(260,578)
2/24/2016	Citibank N.A.	26,835,005 TRY	$9,184,000	$191,360
2/25/2016	Citibank N.A.	1,620,000 GBP	$2,449,668	$9,367
4/5/2016	Bank of America, N.A.	59,995,000 CNY	$9,570,107	$261,917
4/5/2016	Bank of America, N.A.	60,400,000 CNY	$9,648,562	$277,537
4/5/2016	Bank of America, N.A.	121,000,000 CNY	$19,325,986	$552,906
8/23/2016	Barclays Bank PLC	60,300,000 CNH	$9,238,406	$62,047
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$3,078,599
At November 30, 2015, the Fund had the following open swap contracts:
INTEREST RATE SWAPS
Counterparty/Exchange	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
Bank of America/ Merrill Lynch	3M US LIBOR	Pay	15.31%	1/2/2019	$60,000,000	$(202,556)	$(202,556)
Barclays Bank PLC	3M US LIBOR	Pay	5.38%	10/23/2020	$185,000,000	$(5,354)	$(5,354)
Citigroup Global Markets, Inc.	3M US LIBOR	Pay	15.59%	1/2/2019	$70,000,000	$(147,339)	$(147,339)
Goldman Sachs & Co.	3M US LIBOR	Pay	15.31%	1/2/2019	$100,000,000	$(337,594)	$(337,594)
Bank of America/ Merrill Lynch	3M US LIBOR	Pay	4.42%	8/15/2017	$469,000,000	$106,959	$106,959
Bank of America/ Merrill Lynch	3M US LIBOR	Receive	7.81%	9/2/2020	$126,000,000	$(11,909)	$(11,909)
Centrally Cleared Swaps:
LCH	3M US LIBOR	Pay	2.56%	10/22/2045	$53,000,000	$(364,751)	$(364,751)
TOTAL INTEREST RATE SWAPS						$(962,544)	$(962,544)
Annual Shareholder Report

CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2015[11]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	Government of Venezuela	Buy	5.00%	6/20/2020	449.50%	$4,475,000	$2,654,223	$2,601,094	$53,129
Barclays Capital	Government of Qatar	Buy	1.00%	9/20/2020	0.78%	$9,300,000	$(91,155)	$(53,997)	$(37,158)
Goldman Sachs	Government of Turkey	Sell	1.00%	9/20/2020	2.64%	$28,000,000	$(1,935,464)	$(2,242,594)	$307,130
Barclays Capital	Government of Brazil	Buy	1.00%	12/20/2020	4.67%	$9,200,000	$1,376,970	$1,301,848	$75,122
Bank of America	Government of South Africa	Sell	1.00%	12/20/2020	2.70%	$1,100,000	$(186,527)	$(171,819)	$(14,708)
Bank of America	Government of South Africa	Sell	1.00%	12/20/2025	3.39%	$1,100,000	$(82,365)	$(79,618)	$(2,747)
TOTAL CREDIT DEFAULT SWAPS							$1,735,682	$1,354,914	$380,768
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $241,916,245, which represented 26.6% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2015, these liquid restricted securities amounted to $241,882,091, which represented 26.6% of total net assets.
3	Issuer in default.
4	Non-income-producing security.
5	The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
7	Affiliated holding.
8	7-day net yield.
9	The cost of investments for federal tax purposes amounts to $905,931,363.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
11	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$486,801,910	$—	$486,801,910
Floating Rate Loan	—	—	157,223	157,223
Foreign Governments/Agencies	—	313,005,880	11,700,500[1]	324,706,380
U.S. Treasury	—	4,499,883	—	4,499,883
Purchased Put Option	—	691,740	—	691,740
Investment Company	61,193,309	—	—	61,193,309
TOTAL SECURITIES	$61,193,309	$804,999,413	$11,857,723	$878,050,445
Other Financial Instruments:[2]
Assets	$—	$14,010,889	$—	$14,010,889
Liabilities	(738,781)	(10,159,152)	—	(10,897,933)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(738,781)	$3,851,737	$—	$3,112,956
1	Includes $7,542,900 of a security transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include futures contracts, foreign exchange contracts and swap contracts.
The Fund uses a pricing service to provide price evaluation for the Level 3 floating rate loan and certain foreign governments/agencies. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Floating Rate Loan	Investments in Foreign Governments/ Agencies
Balance as of December 1, 2014	$599,041	$—
Transfer in	—	10,658,660
Realized gain (loss)	—	(3,145,350)
Change in unrealized appreciation (depreciation)	(512,357)	2,313,524
Purchases	70,539	9,658,916
(Sales)	—	(7,785,250)
Balance as of November 30, 2015	$157,223	$11,700,500
The total change in unrealized appreciation (depreciation) attributable to investments still held at November 30, 2015	$(471,188)	$2,041,584
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Yuan Renminbi Offshore
CNY	—Yuan Renminbi
EUR	—Euro
GBP	—Great Britain Pound
IDR	—Indonesian Rupiah
INR	—Indian Rupee
LIBOR	—London Interbank Offered Rate
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PLN	—Polish Zloyty
RUB	—New Russian Rubbel
TRY	—Turkish Lira
TWD	—New Taiwan Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.41	$33.20	$34.73	$29.27	$27.40
Income From Investment Operations:
Net investment income[1]	1.94	1.96	1.88	1.91	1.88
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2.95)	0.25	(3.41)	3.55	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	(1.01)	2.21	(1.53)	5.46	1.87
Net Asset Value, End of Period	$34.40	$35.41	$33.20	$34.73	$29.27
Total Return[2]	(2.86)%	6.66%	(4.42)%	18.65%	6.82%
Ratios to Average Net Assets:
Net expenses	0.06%	0.04%	0.00%[3]	0.00%[3]	0.00%[3]
Net investment income	5.57%	5.61%	5.53%	5.99%	6.63%
Expense waiver/reimbursement[4]	—%	0.02%	0.06%	0.06%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$908,905	$1,045,464	$795,077	$764,886	$687,883
Portfolio turnover	133%	124%	37%	19%	18%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The Adviser reimbursed all operating expenses incurred by the Fund.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investment in securities, at value including $61,193,309 of investment in an affiliated holding (Note 5) (identified cost $904,058,406)		$878,050,445
Cash		1,821,809
Cash denominated in foreign currencies (identified cost $174,155)		172,213
Restricted cash (Note 2)		2,121,850
Due from broker for swap contracts		7,397,202
Income receivable		11,712,424
Swaps, at value (premium paid $3,902,942)		4,138,152
Receivable for investments sold		8,646,238
Unrealized appreciation on foreign exchange contracts		9,872,737
Receivable for daily variation margin on futures		26,218
Receivable for periodic payments from swap contracts		333,182
Bank loan receivable		2,233
TOTAL ASSETS		924,294,703
Liabilities:
Payable for investments purchased	$4,815,215
Unrealized depreciation on foreign exchange contracts	6,794,138
Swaps, at value (premium received $2,548,028)	3,000,263
Payable for variation margin on centrally cleared swap contracts	212,390
Payable for periodic payments to swap contracts	452,699
Accrued expenses (Note 5)	115,102
TOTAL LIABILITIES		15,389,807
Net assets for 26,424,435 shares outstanding		$908,904,896
Net Assets Consist of:
Paid-in capital		$933,165,992
Net unrealized depreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency		(24,261,096)
TOTAL NET ASSETS		$908,904,896
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$908,904,896 ÷ 26,424,435 shares outstanding		$34.40
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Interest		$52,158,446
Dividends received from an affiliated holding (Note 5)		39,558
TOTAL INCOME		52,198,004
Expenses:
Custodian fees	$247,201
Transfer agent fee	76,758
Directors'/Trustees' fees (Note 5)	12,846
Auditing fees	30,400
Legal fees	9,087
Portfolio accounting fees	175,400
Printing and postage	15,187
Taxes	600
Miscellaneous (Note 5)	15,299
TOTAL EXPENSES		582,778
Net investment income		51,615,226
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(37,024,653)
Net realized loss on futures contracts		(4,922,985)
Net realized loss on written options		(80,913)
Net realized loss on swap contracts		(20,436,162)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency transactions		(20,676,575)
Net change in unrealized depreciation of futures contracts		(626,664)
Net change in unrealized depreciation of written options		481,643
Net change in unrealized appreciation of swap contracts		(695,073)
Net realized and unrealized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(83,981,382)
Change in net assets resulting from operations		$(32,366,156)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$51,615,226	$48,344,572
Net realized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(62,464,713)	17,283,579
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency	(21,516,669)	(15,726,596)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(32,366,156)	49,901,555
Share Transactions:
Contributions	239,041,722	494,723,551
Withdrawals	(343,234,260)	(294,238,307)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(104,192,538)	200,485,244
Change in net assets	(136,558,694)	250,386,799
Net Assets:
Beginning of period	1,045,463,590	795,076,791
End of period	$908,904,896	$1,045,463,590
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Emerging Markets Fixed Income Core Fund (the “Fund”) is a non-diversified portfolio of Federated Core Trust II, L.P. (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000, and offered only to registered investment companies and other accredited investors. The Trust consists of one portfolio. The Fund's primary investment objective is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Counseling (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.
The Fund has reclassified $434,894,217 and $(5,612,182) from undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital during the year ended November 30, 2015. The reclassification was to reflect, as an adjustment to paid-in capital, the cumulative amount of net investment income and net realized loss that have been allocated to the Fund's shareholders as of November 30, 2015, and had no impact to shareholders' capital.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to manage sector/asset class risk. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to manage sector/asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2015, is $53,175,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of interest rate swap contracts held by the Fund throughout the period was $134,539,214. This is based on amounts held as of each month-end throughout the fiscal period.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $103,477,308. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $40,577,778 and $53,214,719, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $7,931,332 and $9,848,869, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, if applicable, held at November 30, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
Afren PLC, Series 144A, 6.625%, 12/9/2020	11/26/2013	$1,363,836	$34,154
Option Contracts
The Fund buys or sells put and call options to increase return and to manage currency risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2014	75,000,000	$446,912
Contracts written	53,880,350	804,990
Contracts exercised	—	—
Contracts expired	—	—
Contracts bought back	(128,880,350)	(1,251,902)
Outstanding at November 30, 2015	—	$—
At November 30, 2015, the Fund had no outstanding written option contracts.
Annual Shareholder Report

The average market value of purchased options held by the Fund throughout the period was $160,421. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written options held by the Fund throughout the period was $222,371. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures	$(738,781)*		$—
Interest rate contracts	Swaps, at value	106,959	Swaps, at value	704,752
Interest rate contracts	Total investments in securities at value-options	691,740	Payable for variation margin on centrally cleared swap contracts	364,751*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	9,872,737	Unrealized depreciation on foreign exchange contracts	6,794,138
Credit contracts	Swaps, at value	4,031,193	Swaps, at value	2,295,511
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$13,963,848		$10,159,152
*	Includes cumulative depreciation of futures contracts or centrally cleared swap contracts, as applicable, as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Purchased Swaption Contracts	Written Option Contracts	Written Swaption Contracts	Total
Interest rate contracts	$(8,864,057)	$(4,922,985)	$—	$(1,318,098)	$550,770	$(799,338)	$(15,353,708)
Foreign exchange contracts	—	—	12,928,284	—	167,655	—	13,095,939
Credit contracts	(11,572,105)	—	—	—	—	—	(11,572,105)
TOTAL	$(20,436,162)	$(4,922,985)	$12,928,284	$(1,318,098)	$718,425	$(799,338)	$(13,829,874)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Purchased Option Contracts	Purchased Swaption Contracts	Written Swaption Contracts	Total
Interest rate contracts	$(810,231)	$(626,664)	$—	$—	$791,892	$481,643	$(163,360)
Foreign exchange contracts	—	—	1,114,541	310,332	—	—	1,424,873
Credit contracts	115,158	—	—	—	—	—	115,158
TOTAL	$(695,073)	$(626,664)	$1,114,541	$310,332	$791,892	$481,643	$1,376,671
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2015, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$4,138,152	$(579,866)	$—	$3,558,286
Foreign Exchange Contracts	9,872,737	(5,559,801)	—	4,312,936
TOTAL	$14,010,889	$(6,139,667)	$—	$7,871,222

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$3,000,263	$(579,866)	$—	$2,420,397
Foreign Exchange Contracts	6,794,138	(5,559,801)	—	1,234,337
TOTAL	$9,794,401	$(6,139,667)	$—	$3,654,734
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CONTRIBUTIONS/WITHDRAWALS
Transactions in shares were as follows:
Year Ended November 30	2015	2014
Contributions	6,901,592	14,127,878
Withdrawals	(10,003,112)	(8,552,619)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	(3,101,520)	5,575,259
4. FEDERAL TAX INFORMATION
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to wash sales and discount accretion/premium amortization on debt securities.
At November 30, 2015, the cost of investments for federal tax purposes was $905,931,363. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; (c) futures contracts; and (d) swap contracts was $27,880,918. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,653,389 and net unrealized depreciation from investments for those securities having an excess of cost over value of $40,534,307.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses, and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS provides administrative personnel and services at no fee.
Annual Shareholder Report

Interfund Transactions
During the year ended November 30, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $21,721,669 and $7,747,224, respectively.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated holding during the year ended November 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	66,749,383
Purchases/Additions	886,115,022
Sales/Reductions	(891,671,096)
Balance of Shares Held 11/30/2015	61,193,309
Value	$61,193,309
Dividend Income	$39,558
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$1,157,092,112
Sales	$1,228,837,846
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Core trust II, l.p. AND SHAREHOLDERS OF emerging markets fixed income core fund:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust II, L.P.), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual	$1,000	$962.20	$0.30
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.77	$0.30
1	Expenses are equal to the Fund's annualized net expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Directors and Trust Officers
The Board of Directors is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Directors Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Directors Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: November 2001	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: November 2000	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Emerging Markets Fixed Income Core Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors.
In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in
Annual Shareholder Report

the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Evaluation, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
Because the Adviser does not charge the Fund an investment advisory fee, the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Emerging Markets Fixed Income Core Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31409R102
28172 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $31,600

Fiscal year ended 2014 - $30,400

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $43

Fiscal year ended 2014 - $15

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $411 and $452 respectively. Fiscal year ended 2015- Fees for review of Federal and state taxes. Fiscal year ended 2014- Fees for review of Federal and state taxes.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,977 and $2,284 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $4,851

Fiscal year ended 2014 - $8,254

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Core Trust II, L.P.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016